Exhibit 23.2 Consent of Counsel to ABC Realty Co.

                                 LAW OFFICES OF
                             HAROLD H. MARTIN, P.A.
                      21311 WEST CATAWBA AVENUE, SUITE 300
                              CORNELIUS, NC 28031

*ALSO ADMITTED IN                                             TELEPHONE
 NEW YORK                                                     704-894-9760

                                                              FAX
                                                              704-894-9759


                                October 2, 2003


Board of Directors
ABC Realty Co.
7507 Folger Road
Charlotte, North Carolina  28226

Gentlemen:

     We hereby consent to the use of our name by ABC Realty Co. in the Registration Statement on Form SB-2 that was filed with the Securities and Exchange Commission on November 13, 2002 and is denominated as File No. 333-101167.

                                        Sincerely,


                                        /s/ Harold H. Martin
                                        --------------------
                                        Harold H. Martin
                                        Principal